Exhibit 99.1

Investor Contact
Brendan Lahiff, Sr. Investor Relations Manager
Intersil Corporation
Phone: (408) 546-3399
Email: investor@intersil.com

Intersil Corporation Announces Investor & Analyst Day Agenda

Highlights Business Opportunities and Operating Model Changes

Milpitas, CA, May 8, 2012 – Intersil Corporation (NASDAQ Global Select: ISIL), will hold its 2012 Investor & Analyst Day today in Burlingame, CA.

Intersil’s presentation is scheduled to begin at 9:00 a.m. PT today at the San Francisco Airport Marriott Waterfront hotel in Burlingame, CA.

Senior management will discuss Intersil’s business strategy and the opportunities represented by its Top Ten Growth Drivers aimed at rapidly growing the company’s revenue.

Management will also update its financial model and discuss an associated restructuring of operations. The revised operating model includes a target Non-GAAP operating margin of 24%.

The presentation will be webcast live, and may be accessed via the investor relations section of the Intersil website at ir.intersil.com. An archived replay will be available shortly following the live presentation.

About Intersil
Intersil Corporation is a leader in the design and manufacture of high-performance analog, mixed signal and power management semiconductors. The Company's products address some of the fastest growing markets within the communications, computing, consumer and industrial industries. For more information about Intersil or to find out how to become a member of our winning team, visit the Company's website and career page at www.intersil.com.

About Non-GAAP Financial Results
The presentation of non-GAAP financial information is intended to be considered together with the financial information prepared and presented in accordance with GAAP. For more information on non-GAAP financial measures, please see the reconciliations of such measures in the tables on page eight of this release.  Management uses non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Management believes that non-GAAP financial measures provide meaningful supplemental information regarding Intersil’s performance and liquidity by excluding certain expenses and expenditures that may not be indicative of recurring core business operating results. During the quarter ended July 1, 2011, we revised current quarter and historical presentation of non-GAAP financial information to exclude equity-based compensation in addition to previously excluded intangible amortization, acquisition charges, certain tax adjustments and one-time costs.  Management feels this change aligns our non-GAAP presentation with that of our closest peers and increases comparability of our results with published earnings estimates widely available on the Internet.

FORWARD-LOOKING STATEMENTS

Intersil Corporation press releases and other related comments may contain forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon Intersil’s management's current expectations, estimates, beliefs, assumptions and projections about Intersil's business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. Intersil does not adopt and is not responsible for any forward-looking statements and projections made by others in this press release. Intersil's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Intersil filings with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC's web site at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.